SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K/A


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 7, 1997


                          Golden Pharmaceuticals, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Colorado                     0-9065                84-0645174
 ----------------------------         -----------         -------------------
 (State or other jurisdiction         (Commission           (IRS Employer
       of incorporation)              File Number)        Identification No.)


                              710 Fourteenth Street
                             Golden, Colorado 80401
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 279-9375


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Pro Forma Financial Information

                  a. Unaudited Pro Forma Condensed Balance Sheet as of February 28, 1997

                  b. Unaudited Pro forma Condensed Statement of Operations for the six months ended February 28, 1997

                  c. Unaudited Pro Forma Condensed Statement of Operations for the year ended August 31, 1996

         (c)      Exhibits

                  10 Asset Purchase Agreement dated April 7 , 1997 by and between Golden Pharmaceuticals, Inc. and Syncor Pharma-ceuticals, Inc.*

                  20  Press Release dated April 11, 1997*




--------------
*previously filed

                          GOLDEN PHARMACEUTICALS, INC.
                INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION

The following pro forma condensed balance sheet as of February 28, 1997, reflects the sale of the radiopharmaceutical assets of Golden Pharmaceuticals, Inc., accounted for as sale of assets.

The following pro forma condensed statement of operations are presented to reflect the sale of the radiopharmaceutical assets of Golden Pharmaceuticals, Inc., accounted for as sale of assets.

Assumptions underlying the pro forma adjustments are described in the accompanying notes which should be read in conjunction with the statements. The pro forma statements do not purport to be indicative of the future results of operations which may result from the sale of the assets.

                          GOLDEN PHARMACEUTICALS, INC.
                  CONSOLIDATED PROFORMA STATEMENT OF OPERATIONS
                                                 Historical                                          Proforma
                                            For Six Months Ended           Pro Forma               For Year Ended
                                             February 28, 1997            Adjustments            February 28, 1997
                                            --------------------- ---------------------------  --------------------
Revenues:
  Net Sales ..................................    $ 7,658,722       1,924,772                      $ 5,733,950
  Cost of sales ..............................      5,111,893                        939,430         4,172,463
                                                  -----------                                      -----------

     Gross Margin ............................      2,546,829                                        1,561,487
      Percentage of Sales ....................          33.25%                                           27.23%

  Selling, General and Administration ........      2,561,906                        610,805         1,951,101
                                                  -----------                                      -----------

     Operating Income ........................        (15,077)                                        (389,614)
      Percentage of Sales ....................          -0.20%                                           -6.79%
Other Income/(Expense)
  Interest ...................................       (552,290)                       450,676 (a)      (101,614)
  Other Income ...............................        276,421           4,267                          272,154
  Subsidiary Income(Loss) ....................        (37,079)                                         (37,079)
  Gain (loss) Sale of Assets .................          2,363                                            2,363
                                                  -----------                                      -----------
     Total Other Income/(Expense) ............       (310,585)                                         135,824

     Net Income From Continuing Operations ...       (325,662)                                        (253,790)

Discontinued Operations
  Loss from operations of
    Radiopharmaceuticals Division.............              0          71,872                          (71,872)
  Gain on Sale of Division ...................              0                      5,456,376 (b)     5,456,376
                                                  -----------                                      -----------
    Total Discontinued Operations Income/(Loss)             0                                        5,384,504

     Net Income Before Tax Expense ...........       (325,662)                                       5,130,714

Income Tax Expense/(Benefit) .................            800                                              800
                                                  -----------                                      -----------
     Net Income Before Minority Interest .....       (326,462)                                       5,129,914

Minority Interest ............................        (67,139)                                         (67,139)
                                                  -----------
 Net Income ..................................    ($  393,601)                                     $ 5,062,775
                                                  ===========                                      ===========
 Percentage of Sales .........................          -5.14%                                           88.29%

                                                                 (a) Interest expense is reduced as a result of the pay off of the loans with moneys received from the sale of the assets.

                                                                 (b) Sale of radiopharmaceutical assets:

                                                                     Cash                            6,550,000
                                                                     Note Receivable                   150,000
                                                                                                    ----------
                                                                       Selling Price                 6,700,000

                                                                     Book Value of Assets Sold         344,339
                                                                     Inventory Given                   135,817
                                                                     Prepaid Expenses Given             14,679
                                                                     Costs Associated with Sale of
                                                                        the Assets                       3,888
                                                                     Interest Expense                1,045,558
                                                                     Less: Accrued Interest           (300,657)
                                                                                                    ==========
                                                                                                    $5,456,376
                                                                                                    ==========

                          GOLDEN PHARMACEUTICALS, INC.
                  CONSOLIDATED PROFORMA STATEMENT OF OPERATIONS
                                                       Historical                                            Proforma
                                                     For Year Ended              Pro Forma                For Year Ended
                                                    August 31, 1996             Adjustments              August 31, 1996
                                                    ----------------  --------------------------------   ----------------
Revenues:
  Net Sales ......................................   $ 10,156,647        3,887,340                       $  6,269,307
  Cost of sales ..................................      6,538,660                      1,894,986            4,643,674
                                                     ------------                                        ------------

     Gross Margin ................................      3,617,987                                           1,625,633
      Percentage of Sales ........................          35.62%                                              25.93%

  Selling, General and Administration ............      3,671,613                      1,503,410            2,168,203
                                                     ------------                                        ------------

     Operating Income ............................        (53,626)                                           (542,570)
      Percentage of Sales ........................          -0.53%                                              -8.65%
Other Income/(Expense)
  Interest .......................................       (807,198)                       675,443 (a)         (131,755)
  Other Income ...................................         68,180           12,080                             56,100
  Subsidiary Income(Loss) ........................        (66,776)                                            (66,776)
  Gain (loss) Sale of Assets .....................         (3,217)                         1,698               (1,519)
                                                     ------------                                        ------------

     Total Other Income/(Expense) ................       (809,011)                                           (143,950)

     Net Income From Continuing Operations .......       (862,637)                                           (686,520)

Discontinued Operations
  Loss from operations of Radiopharmaceuticals
      Division....................................              0          176,117                           (176,117)
  Gain on Sale of Division .......................              0                      5,648,286 (b)        5,648,286
                                                     ------------                                        ------------
    Total Discontinued Operations Income/(Loss) ..              0                                           5,472,169

     Net Income Before Tax Expense ...............       (862,637)                                          4,785,649

Income Tax Expense/(Benefit) .....................              0                                                   0
                                                     ------------                                        ------------
     Net Income Before Minority Interest .........       (862,637)                                          4,785,649

Minority Interest ................................         70,705                                              70,705
                                                     ------------
 Net Income ......................................   ($   791,932)                                       $  4,856,354
                                                     ============                                        ============
 Percentage of Sales .............................          -7.80%                                              77.46%

                                                                 (a) Interest expense is reduced as a result of the pay off of the loans with moneys received from the sale of the assets.

                                                                 (b) Sale of radiopharmaceutical assets:

                                                                     Cash                                   6,550,000
                                                                     Note Receivable                          150,000
                                                                                                           ----------
                                                                       Selling Price                        6,700,000

                                                                     Book Value of Assets Sold                397,478
                                                                     Inventory Given                          135,817
                                                                     Prepaid Expenses Given                    18,679
                                                                     Costs Associated with Sale of
                                                                       the Assets                               3,888
                                                                     Interest Expense                         640,000
                                                                     Less: Accrued Interest                  (144,148)
                                                                                                          ===========
                                                                                                           $5,648,286
                                                                                                          ===========

                          GOLDEN PHARMACEUTICALS, INC.
                       CONSOLIDATED PROFORMA BALANCE SHEET
                                   (Unaudited)
                                                Historical                                      Proforma
                                               February 28,                                    February 28,
                                                   1997           Proforma Adjustments            1997
                                             --------------   -----------     ------------   --------------
Assets

Current Assets:
      Cash and Cash Equivalents ...........   $     30,625       6,550,000      6,550,000    $     30,625
      Accounts Receivable, Net of Allowance
         For Doubtful Accounts of $55,029 .      3,002,589                                      3,002,589
      Inventory ...........................      1,614,985                        135,817       1,479,168
      Deferred Taxes ......................        380,000                                        380,000
      Note Receivable .....................        362,663         150,000                        512,663
      Prepaid Expenses ....................        269,694                         14,679         255,015
                                              ------------    ------------   ------------    ------------
      Total Current Assets ................      7,376,569       6,700,000      6,700,496       5,660,060
                                              ------------    ------------   ------------    ------------
Property, Plant and Equipment
      Land ................................        148,000                         74,000          74,000
      Computers ...........................        193,930                         34,378         159,552
      Plant Licensing .....................         75,462                                         75,462
      Construction in Progress ............         90,177                                         90,177
      Machinery and Equipment .............      2,611,059                        795,827       1,815,232
      Office Furniture and Equipment ......        508,989                          6,494         502,495
      Vehicles ............................         20,396                                         20,396
      Building ............................      1,070,768                        607,480         463,288
                                              ------------    ------------   ------------    ------------
                                                 4,718,781               0      1,518,179       3,200,602
      Less: Accumulated Depreciation
          and Amortization ................     (2,015,892)      1,173,840                       (842,052)
                                              ------------    ------------   ------------    ------------

      Total PP&E ..........................      2,702,889       1,173,840              0       2,358,550
                                              ------------    ------------   ------------    ------------

      Goodwill - net of amortization ......      3,879,481                                      3,879,481
      Deferred Taxes - Long Term ..........        220,000                                        220,000
      Non-Compete Agreement ...............        378,338                                        378,338
      Intangibles, net of amortization ....         36,835                                         36,835
                                              ------------                                   ------------
      Total Assets ........................   $ 15,869,135    $  7,873,840   $  6,700,496    $ 12,533,264
                                              ============    ============   ============    ============

                          GOLDEN PHARMACEUTICALS, INC.
                       CONSOLIDATED PROFORMA BALANCE SHEET
                                   (Unaudited)
                                                                                                               Consolidated
                                                                February 28,             Pro Forma             February 28,
                                                                    1997                 Adjustments              1997
                                                              ---------------  ----------------------------   ------------
Liabilities and Stockholders' Equity
      Current Portion of Lease Payable .....................   $     95,246                                    $     95,246
      Note Payable - Related Party .........................         75,000                                          75,000
      Current Portion of Long Term Debt ....................        727,412         580,000                         147,412
      Credit Line ..........................................      1,760,757       1,458,894                         301,863
      Accounts Payable .....................................      1,752,651                                       1,752,651
      Accrued Expenses:
         Interest ..........................................        341,737         300,657                          41,080
         Other .............................................        162,750                                         162,750
                                                               ------------    ------------    ------------    ------------

      Total Current Liabilities ............................      6,756,566       2,339,551               0       2,576,002
                                                               ------------    ------------    ------------    ------------

Long Term Obligations, less current maturities .............      3,548,842       3,461,660                          87,182

Capitalized Lease Obligations, less current maturities .....        584,178                                         584,178

Excess Loss on Investment in Subsidiary ....................          5,855                                           5,855

Minority Interest ..........................................        919,511                                         919,511

Stockholders' Equity
Common Stock - No Par Value: 200,000,000
   shares authorized and 122,813,347
   Outstanding at April 30, 1996 ...........................     23,927,384                                      23,927,384

Paid in Capital ............................................              0                                               0

Treasury Stock .............................................        (94,132)                                        (94,132)

Preferred Stock - No Par Value; 10,000,000 Shares Authorized
   15%/30% Convertible 29,656 Shares Issued and
   Outstanding April 30, 1996 ..............................        292,558                                         292,558

Accumulated Deficit ........................................    (21,221,650)      1,049,446       6,505,822     (15,765,274)
                                                               ------------    ------------    ------------    ------------
      Total Stockholders' Equity (Deficiency) ..............      5,000,694       1,049,446       6,505,822       8,360,536
                                                               ------------    ------------    ------------    ------------
      Total Liabilities & Stockholders' Equity .............   $ 15,869,135    $  6,850,657    $  6,505,822    $ 12,533,264
                                                               ============    ============    ============    ============

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        GOLDEN PHARMACEUTICALS, INC.



Date:  April 23, 1997                By:  /s/  Glen H. Weaver
                                         ---------------------------------------
                                         Glen H. Weaver, Chief Financial Officer